AMENDATORY AGREEMENT
                         (245 PARK AVENUE COMPANY)
                         -------------------------

            AGREEMENT dated October 11, 1995, by and among JMB/245 Park Avenue Associates, Ltd. ("JMB"), O&Y Equity Company L.P. ("Equity"), O&Y 245 Corp. ("245 Corp."), Olympia & York 245 Park Avenue Holding Company, L.P. ("Holding" and, together with Equity and 245 Corp., the "O&Y U.S. Parties").

      WHEREAS, JMB and the O&Y U.S. Parties currently are the general partners of 245 Park Avenue Company, a New York general partnership (the "Partnership") pursuant to that certain agreement captioned "FIRST AMENDED AND RESTATED AGREEMENT OF GENERAL PARTNERSHIP OF 245 PARK AVENUE COMPANY" dated as of December 29, 1983, by and among JMB, formerly know as JMB/245 Park Avenue Associates, O&Y Equity Corp. ("Equity Corp.") and FAME Associates ("FAME") as amended and supplemented by:

      1. that certain agreement captioned "FIRST AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF GENERAL PARTNERSHIP OF 245 PARK AVENUE COMPANY" dated as of December 29, 1986, by and among JMB, Equity Corp., FAME and O&Y Interests Corp. ("Interests Corp.")(Interests Corp.'s interest in the Partnership is as the successor in interest to FAME and Equity Corp., as a partner of the Partnership),
      2. that certain letter agreement dated March 6, 1987 dated March 6, 1987 (the "Bear Stearns Agreement"), by and among Equity, Olympia & York 245 Lease Company ("Leasco"), JMB and the Partnership,
      3. that certain instrument captioned "AMENDED BUSINESS CERTIFICATE FOR PARTNERS" dated as of June 30, 1988, by and among Equity Holding, JMB and Interests Corp., reflecting the succession by Holding to Interests Corp.'s interest in the Partnership,
      4. the letter agreement dated September 7, 1989 (the "DKB Letter Agreement"), by and between Equity and JMB,
      5. the Consent and Agreement dated June 21, 1991, by and among JMB, Morgan Guaranty Trust Company of New York, Equity, Holding, O&Y Equity General Partner Corp., Leasco and O&Y Management Corp., and
      6. the Assignment and Assumption Agreement dated as of January 29, 1992, by and between Holding and 245 Corp., (the agreements and instruments referred to in this paragraph being herein collectively referred to as the "Partnership Agreement", the current partners of the Partnership being JMB, Equity, Holding and 245 Corp.); and
            WHEREAS, the O&Y U.S. Parties have advised JMB that within days each of the O&Y U.S. Parties will commence a case under Chapter 11 of Title 11 of the U.S. Code)("Chapter 11") seeking reorganization under Chapter 11 (the "Chapter 11 Cases") in connection with an overall restructuring of the O&Y U.S. Parties and the group of affiliated companies known generally as the "Olympia & York Companies (U.S.A.)" and
            WHEREAS, JMB and the O&Y U.S. Parties desire to make certain provisions with respect to the ongoing conduct of the Partnership's business, notwithstanding the imminent Chapter 11 Cases of the O&Y U.S. Parties;

            NOW, THEREFORE, in consideration of the mutual covenants of the parties and for other good and sufficient consideration, the adequacy of which is hereby acknowledged, the parties hereby agree as follows:
            1. Notwithstanding the commencement and prosecution of the Chapter 11 Cases by the O&Y U.S. Parties, any contrary provisions of the Partnership Agreement or any provision of law which, absent this agreement, would be to the contrary, the commencement and prosecution of the Chapter
11 Cases by the O&Y U.S. Companies shall not cause a dissolution of the Partnership, and the parties agree to the continuation of the Partnership on the terms and conditions of the Partnership Agreement, as the same are modified herein, subject to the conditions stated in paragraph 2 of this agreement.
            2.    Termination Events:
            a.    In the event that the Bankruptcy Court:
                  i. directs the appointment of a Chapter 11 trustee in any of the Chapter 11 Cases.
                  ii. enters an order for relief under Chapter 7 of Title 11 of the U.S. Code in any of the Chapter 11 Cases, or
                  iii.  dismisses any of the Chapter 11 Cases,
      then this agreement shall be null and void each time that one of the aforementioned termination events takes place, unless waived, at JMB's exclusive option, by written notice by JMB to the O&Y U.S. Parties within thirty days after the aforementioned termination event. JMB's waiver of any termination event does not constitute a waiver of any subsequent termination event.
            b. In the event that the O&Y U.S. Parties do not commence the Chapter 11 Cases on or before 5:00 p.m. E.D.T. October 16, 1995, then this agreement shall be null and void.
In the event that this agreement shall become null and void, the parties hereto shall retain any rights, duties, defenses and privileges that they would have had under the Partnership Agreement absent the modifications made in this agreement, and unless all of the partes hereto agree otherwise, there shall exist a dissolution event under paragraph 8.1.A of the Partnership Agreement as of the Date that this agreement becomes null and void.
            3. Consistent with paragraph 1 and subject to the provisions of paragraph 2 hereof, Section 8.1.A of the Partnership Agreement is amended to exclude from the meaning of the term "bankruptcy" as used therein, and Section 8.3 of the Partnership Agreement is amended to exclude from the definition of "bankruptcy" contained therein, the commencement of the Chapter 11 Cases for so long as this agreement remains in effect.
            4. Except as herein modified, the Partnership Agreement shall remain in full force and effect and is hereby confirmed, and no party hereto has waived or altered any of its rights thereunder. Nothing in this agreement shall constitute an admission, waiver or estoppel by any party hereto that JMB's consent was required to any of the modifications or amendments described in clause six of the first recital, or that JMB in fact consented, if such consent was required, to the modifications or amendments described in clause six of the first recital.
            5. This agreement may be executed and delivered in two or more counterparts, regardless of whether any party has executed more than one counterpart of the number of parties executing any counterpart, but all such counterparts together shall be one and the same agreement. The parties may execute and deliver counterparts of this agreement by facsimile transmission.
      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first herein written.

                        JMB/245 PARK AVENUE ASSOCIATES, LTD.
                        by JMB Park Avenue Inc., its general partner

                        By:   STUART C. NATHAN
                              -------------------------------
                              Stuart C. Nathan
                              President


                        O&Y EQUITY COMPANY, L.P.
                        by O&Y Equity General Partner Corp.,
                        its general partner

                        By:   DAVID G. KING, JR.
                              -------------------------------
                              David G. King, Jr.
                              Senior Vice President-Finance


                        O&Y 245 CORP.

                        By:   DAVID G. KING, JR.
                              -------------------------------
                              David G. King, Jr.
                              Senior Vice President-Finance


                        OLYMPIA & YORK 245 PARK AVENUE HOLDING
                        COMPANY, L.P.
                        by O&Y Equity Company, L.P., its general partner by O&Y Equity General Partner Corp., its general Partner

                        By:   DAVID G. KING, JR.
                              -------------------------------
                              David G. King, Jr.
                              Senior Vice President-Finance